UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 29, 2024

VIZIO HOLDING CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40271	85-4185335
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

39 Tesla

Irvine, CA 92618

(Address of Principal Executive Offices and Zip Code)

(949) 428-2525

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	VZIO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on February 19, 2024, VIZIO Holding Corp., a Delaware corporation (“VIZIO”), entered into that certain Agreement and Plan of Merger with Walmart Inc., a Delaware corporation (“Walmart”), and Vista Acquisition Corp., a Delaware corporation and a direct wholly-owned subsidiary of Walmart (“Merger Sub”), providing for the merger of Merger Sub with and into VIZIO (the “Merger”), with VIZIO continuing as the surviving corporation of the Merger.

The Merger is conditioned on, among other things, the expiration or termination of the statutory waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and the absence of a voluntary agreement in effect pursuant to which Walmart agrees to delay consummating the Merger.

On March 25, 2024, following informal discussions with the Department of Justice (the “DOJ”) and the Federal Trade Commission (the “FTC” and together with the DOJ, the “Antitrust Agencies”), Walmart notified the Antitrust Agencies that Walmart would voluntarily withdraw and refile the Hart-Scott-Rodino (“HSR”) notification and report form for the Merger in order to give the Antitrust Agencies additional time to review the Merger. Walmart refiled the HSR notification and report form for the Merger on March 29, 2024.

On April 29, 2024, VIZIO and Walmart each received a request for additional information and documentary material (the “Second Request”) from the FTC in connection with the FTC’s review of the Merger. The issuance of the Second Request extends the waiting period under the HSR Act until 30 days after both VIZIO and Walmart have substantially complied with the Second Request, unless the waiting period is terminated earlier by the FTC or extended by agreement of VIZIO and Walmart.

VIZIO and Walmart expect to promptly respond to the Second Request and to continue working cooperatively with the FTC as it conducts their review of the Merger.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIZIO HOLDING CORP.

Date: April 30, 2024	By:	/s/ Jerry Huang
Jerry Huang
General Counsel